UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 8, 2008
ADSTAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-15363	22-3666899

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4553 Glencoe Avenue, Suite 300
Marina del Rey, California 90292
(Address Of Principal Executive Office) (Zip Code)
Registrant’s telephone number, including area code (310) 577-8255
   (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01:	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
     In connection with the determination by the NASDAQ Stock Market (“NASDAQ”) to delist AdStar, Inc.’s common stock from the Nasdaq Capital Market, as previously reported by AdStar in its Current Reports on Form 8-K filed on September 19, 2007 and March 20, 2008, on April 8, 2008 AdStar was notified by the NASDAQ that it will file a Form 25 with the Securities and Exchange Commission to complete the delisting effective ten days after the Form is filed.

Item 9.01:	Financial Statements and Exhibits
     (d) Exhibits:

Exhibit
Number	Description

99.1	Press release, dated April 10, 2008 announcing commencement of trading on the OTC Bulletin Board.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

AdStar, Inc.
Dated: April 11 , 2008	By:	/s/ Leslie Bernhard
Leslie Bernhard, Chief Executive Officer

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